SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 27, 2003

Asbury Automotive Group, Inc.

        (Exact name of registrant as specified in its charter)

Delaware

        (State or other jurisdiction of incorporation)

001-31262	01-0609375
(Commission File Number)	(IRS Employer Identification No.)
Three Landmark Square, Suite 500, Stamford, CT	06901
(Address of principal executive offices)	(Zip Code)

(203) 356-4400

        (Registrant’s telephone number, including area code)

None

        (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

      (c) Exhibits

Exhibit No.	Description
99.1	Press release dated February 27, 2003, announcing fourth quarter and 2002 financial results

Item 9. Regulation FD Disclosure.

        The registrant issued a press release on February 27, 2003, announcing its fourth quarter and 2002 financial results, which press release is attached hereto as exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.
Date: February 27, 2003	By: Kenneth B. Gilman
Name: Kenneth B. Gilman
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated February 27, 2003, entitled "Asbury Automotive Group Reports Fourth Quarter and 2002 Financial Results."